surface
PHARMACEUTICALS INC.

CORPORATE PRESENTATION

October 2017

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Imprimis Pharmaceuticals, Inc.'s ("Imprimis") and Surface Pharmaceuticals, Inc.'s ("Surface", and collectively with Imprimis, the "Company") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Imprimis' filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

Restasis®, Xiidra®, Lotemax®, Durexol®, Allergan®, Shire® and all other trademarks, service marks and trade names included or referenced in this presentation are the property of their respective owners.

A B S T R A C T

Surface, a subsidiary of Imprimis Pharmaceuticals, Inc. (NASDAQ: IMMY), will be financed and managed as a separate entity

Led by an experienced and proven management and board of directors team

Focus is development of branded 505(b)(2) patent-pending drug candidates for the ocular surface disease market

surface
PHARMACEUTICALS INC.

PROBLEM

A high percentage of patients suffering from DED do not respond to current therapies[1]



Drug candidates intended to address targeted segments of the multi-billion dollar DRY EYE DISEASE (DED) market and $500M+ blepharitis market[1]

Topical formulations utilize patented Klarity delivery vehicle, designed to protect and rehabilitate the ocular surface

Surface drug candidates target the large portion of non-responders

SURFACE DRUG CANDIDATES

Three proprietary drug candidates For up to five indications:

SURF-100 — **MYCOPHENOLIC ACID + KLARITY**

(drug incumbents: Restasis/Xiidra)

- Newly diagnosed chronic dry eye disease patients; multi-billion dollar market[2]

SURF-200 — **BETAMETHASONE + KLARITY**

(drug incumbents: Lotemax - off label)

- Episodic dry eye disease flares (est. drug market $1B+[2])

SURF-300 — **LOW DOSE DOXYCYCLINE + OMEGA-3 CAPSULE**

- Recalcitrant dry eye disease patients; only ~10% of patients remain on current scripts[2]

SURF-201 — **BETAMETHASONE + KLARITY**

(drug incumbents: Durezol, Lotemax)

- Label expansion for pain and inflammation post cataract surgery, est. $765M market[3]

SURF-301 — **LOW DOSE DOXYCYCLINE + OMEGA-3 CAPSULE**

- Label expansion for treatment of blepharitis, est. 24M US patients[1]

DRY EYE DISEASE MARKET DYNAMICS

DED is ubiquitous, complex, and not a single disease of the ocular surface and tears

DED affects patient populations differently and requires specific treatments depending on symptomatology – over 30 million patients in the US are estimated to suffer from DED[2]

Typically characterized by symptoms of irritation, including blurred and fluctuating vision accompanied by increased osmolarity of the tear film and inflammation of ocular surface



30+ MILLION

patients in the US are estimated to suffer from DED

DRY EYE DISEASE MARKET DYNAMICS

DED is categorized and treated based on a change in physiology and pathology:

DRY EYE DISEASE CATEGORY	EST. PATIENT POPULATION	PATIENT PROFILES	TREATMENT OPTIONS
Chronic	9M[2]	Mild-moderate chronic dry eye symptoms	Artificial tears; Restasis/Xiidra
Acute/episodic flares	13M[4]	Flare ups of high degrees of discomfort	Off-label use of steroids and NSAIDs
Recalcitrant (chronic)	8M4	Mild-moderate chronic dry eye symptoms – patient has not responded to numerous therapies (including combinations)	Oral antibiotics and Vitamins

Surface's drug candidates have been formulated to target patients who do not respond to current therapies

Non-responders are the largest group of DED patients for each category







FORMULATION DEVELOPMENT → REAL WORLD USE AS COMPOUNDED DRUG → **505(B)(2) DEVELOPMENT CANDIDATE**

APPROACH TO DRUG DEVELOPMENT:

UTILIZING THE 505(B)(2) PATHWAY

- Surface drug candidates are born from the experience of patients and their clinicians
- They have demonstrated real world human value as compounded drugs
- Rely on already completed clinical trials and existing data
- Lower potential risk due to reference product FDA approval
- Lowers costs, may accelerate development, and require fewer studies
- Candidates may qualify for 3-5 years of market exclusivity in parallel and in addition to USPTO protections

PATENTED KLARITY DELIVERY VEHICLE

Klarity is formulated to reduce corneal edema in post-op patients better than leading artificial tears.


Sterile 10ml Bottle
Klarity® Drop
Preservative-Free
Ophthalmic Solution
surface

- Developed by Richard L. Lindstrom, MD, inventor of Optisol GS (an advanced corneal preservation solution)
- Patented Klarity delivery vehicle is designed to protect and rehabilitate the ocular surface pathology for patients with moderate to severe dry eye disease
- Precedent clinical experience with Optisol-GS, Viscoat and DisCoVisc confirms the safety and efficacy of the key ingredient, chondroitin sulfate
- Other ingredients: dextran, glycerol and hydroxypropyl methylcellulose well accepted in ophthalmology
- Klarity may be formulated as non-preserved, transiently preserved or with a more permanent preservative



SURF-100

MYCOPHENOLIC ACID +KLARITY

CHRONIC DRY EYE DISEASE

CHRONIC DRY EYE DISEASE

This condition, called keratoconjunctivitis sicca is also referred to as dry eye syndrome. People with dry eyes may experience irritated, gritty, scratchy or burning eyes; a feeling of something in their eyes; excess watering; and blurred vision.

APPROVED THERAPIES FOR CHRONIC DED

Restasis®
(Cyclosporine Ophthalmic Emulsion) 0.05%

Restasis (0.05% cyclosporine ophthalmic emulsion)

- 2016 drug sales $1.5 billion[5]
- Owned by Allergan
- Approved in 2002; no generic equivalents
- Current price $480 - $560 (30 days)[7]
- Cyclosporine is an immunosuppressive drug; oral form can be used to prevent organ rejection after transplant
- Cyclosporine mechanism of action increases natural tear production
- Restasis wetting data showed only 10% of patients received benefit vs. placebo[6]
- May require 2-3 months of use before benefit is experienced[2]
- ~17% of patients experience ocular burning[6]

APPROVED THERAPIES FOR CHRONIC DED

xiidra®
(lifitegrast ophthalmic solution)5%

Xiidra (5% lifitegrast ophthalmic solution)

- 2020 sales estimate $1 billion[19]
- Acquired by Shire for up to $525M as Phase III asset (SARcode Bioscience)
- Approved in July 2016; covered under patent until 2033; no generic equivalents
- Current price $440-$510 (30 days)[7]
- Used for treatment of both the signs and symptoms of dry eye
- Lifitegrast mechanism of action unknown, but is believed to interrupt/block the perpetual cycle of inflammation associated with DED
- Although expected to increase significantly, utilization of Xiidra to date is highly limited given lack of physician experience



SURF-100

MYCOPHENOLIC ACID +KLARITY

CHRONIC DR Y EYE DISEASE

SURF-100 chronic, light to moderate dry eye disease (9M patients)

- Patent-pending formulation utilizes Klarity base as its delivery vehicle and mycophenolic acid as its active pharmaceutical ingredient
- Immunosuppressive drug, oral form used with organ transplants - similar to Restasis's cyclosporine - *see previous slide*
- Mechanism of action is through different path than Restasis offering potential for both responders and non-responders – *see next slide*
- Experience with compounded version – field test underway; initial data expected Q4 2017
- SURF-100 (compounded version) limited applications have presented without stinging

Clinical Program through Phase I/II*

- IND filing in approximately 12 months; present accelerated strategy of existing data
- Complete Phase II program 2H 2019
- Number of patients expected for enrollment: less than 200
- Estimated capital outlay: $3.4M - $5.5M
- Available stability data: 18 months**

*Plans and studies are dependent upon FDA review, recommendations and determinations. Scenarios listed are what we believe are probable, however other scenarios – for better or worse – are possible and may require additional capital and time to complete.

**Stability experienced with a different vehicle and we believe reproducible within Klarity

SURF-100

MECHANISM OF ACTION (MOA)

Restasis and Xiidra MOAs lower T- cell activations associated with the inflammation in DED

Mycophenolic acid uses a different pathway than Restasis and Xiidra to lower T and B cell activations to address the inflammation in DED

PRODUCT	MECHANISM OF ACTION
SURF-100: MYCOPHENOLIC ACID (MPA)	An inhibitor of inosine-5-monophosphate dehydrogenase. MPA depletes guanosine nucleotides preferentially in T and B lymphocytes and inhibits their proliferation, thereby suppressing cell-mediated immune responses and antibody formation.
XIIDRA: LIFITEGRAST	A small molecule integrin antagonist, which binds to the cell surface protein found on leukocytes, integrin lymphocyte function associated antigen- 1 (LFA-1) and blocks the LFA-1 and cognate ligand intercellular adhersion molecule-1 (ICAM-1) interactions. LFA-1/ICAM-1 interactions may lead to the formation of immunological synapses, leading to T-cell activation causing the inflammation associated with dry eye.
RESTASIS: CYCLOSPORIN	Binds to cyclophilin (lymphocytes), and this complex inhibits calcineurin, ultimately preventing it from activating the transcription product of interleukin-2 (IL-2). Because IL-2 is necessary for T-cell replication, cyclosporine is a potent inhibitor of T-cell proliferation and thereby inhibits T-cel-mediated immune responses.


SURF-200
201

BETAMETHASONE + KLARITY

EPISODIC DRY EYE DISEASE

PAIN AND INFLAMMATION

EPISODIC DRY EYE DISEASE

Episodic dry eye disease encompasses flares of moderate to severe signs & symptoms that typically disable the patients in their daily activities.

THERAPIES USED FOR EPISODIC DED


HO
O
HO
OH
H
H
H

Corticosteroids and steroids

- Including: prednisolone, dexamethasone, fluorometholone, betamethasone
- Clinical evidence indicates that anti-inflammatory therapies that inhibit inflammatory mediators reduce the signs and symptoms of DED[9]
- Topical corticosteroids are approved by the FDA for the indication of corticosteroid-responsive inflammatory conditions of the conjunctiva, cornea and anterior segment
- Potential for safety issues with long-term use of steroids including an increase of intraocular pressure and cataracts

B+L Lotemax® (loteprednol ophthalmic suspension)

- Approved in 1998, patent expired in 2017, no generic equivalents
- Current price $250 - $289 (30 days)[7]; 2016 sales estimate $300 million[10]
- Approved for inflammatory conditions of the eye (use for DED considered off-label)
- Studies have shown that patients with at least moderate clinical inflammation were likely to show benefits with loteprednol[9]
- Loteprednol (0.5%) and prednisolone (1%) have shown to be equally effective for patients undergoing cataract surgery[10]



SURF-200

BETAMETHASONE + KLARITY

EPISODIC DR Y EYE DISEASE (13M PATIENTS in US)

- Patent-pending formulation, utilizing Klarity delivery vehicle and low concentration of betamethasone
- Practitioners often begin dry eye treatment by prescribing both topical steroids and cyclosporine[9]; no steroid has a label with indication for dry eye
- Betamethasone listed as one of the most effective and safest medicines in the world[11], there is no betamethasone based ophthalmic solution in US
- Betamethasone has greater than six times the glucocorticoid potency than prednisone, and longer duration of action[12] – which may allow for a lower concentration solution and may minimize side effects associated with other steroid eye drops
- We believe SURF-200 may be a more potent, safe and therapeutically elegant option for patients compared to loteprednol, prednisolone and other steroids

Clinical Program through Phase I/II*

- IND filing in approximately 12 months, present accelerated strategy of existing data
- Complete Phase II program Q2 2019
- Number of patients expected for enrollment: less than 200
- Estimated capital outlay: $2.7M - $3.9M

*Plans and studies are dependent upon FDA review, recommendations and determinations. Scenarios listed are what we believe are likely, however other scenarios – for better or worse – are possible and may require additional capital and time to complete.



SURF-201

BETAMETHASONE + KLARITY

PAIN AND INFLAMMATION

SURF-201: Label expansion – Pain and inflammation post ocular surgery

- 7.7 million ocular surgeries including nearly 4 million cataract surgeries annual in US[13]
- Unique offering; first betamethasone based offering for ophthalmic use in the US market
- Target dosing is BID (generally, corticosteroids are approved for 4 times a day or higher)
- Development efficiency: Recycle SURF-200 IND, CMC & preclinical programs
- Potential for Phase III starting point, pending outcomes of SURF-200 Phase II studies

Clinical Program through Phase II*:

- May only require one Phase II study, if any
- Complete full Phase II program end of 2019 (if required)
- SURF-200 requirements will be cross referenced (CMC, PK, IND, etc.)
- Number of patients expected for enrollment: 100
- Estimated capital outlay: $0.3M - $2.3M (if Phase II required)

*Plans and studies are dependent upon FDA review, recommendations and determinations. Scenarios listed are what we believe are likely, however other scenarios – for better or worse – are possible and may require additional capital and time to complete.


SURF-300
301

DOXYCYCLINE + OMEGA-3

DRY EYE DISEASE & BLEPHARITIS
ORAL THERAPIES

DR Y EYE DISEASE - ORAL THERAPIES

Physicians may recommend an oral antibiotic in second-line therapy for DED[14] and it is widely believed that consumption of omega-3 supplements may help prevent DED signs and symptoms

THERAPIES FOR DED (ORAL)



Oral Antibiotics

- Can decrease the number of bacteria that break down the lipid layer of the tear film[14]
- Certain antibiotics (particularly tetracycline and doxycycline) have been found to stimulate oil production in the glands around the eyes[14]
- Certain antibiotics have been found effective in patients with lid margin diseases such as blepharitis and meibomianitis or meibomina gland dysfunction[14]

Omega - 3

- Oral consumption of omega-3 fatty acids is associated with[15]:
  - Decrease in the rate of tear evaporation
  - Improvement in dry eye symptoms
  - Increase in tear secretion
- One study showed tear break-up time improved 71% compared to 3.3% with placebo[15]



SURF-300

DOXYCYCLINE + OMEGA-3 CAPSULE

DRY EYE DISEASE

SURF-300: Recalcitrant DED patients

- Contains 10mg Doxycycline + powderized, triglyceride Omega-3:
- Low dose doxycycline may minimize GI distress and dysbiosis
- No current indication for dry eye or ocular surface disorder
- Patent-pending formulation includes acid resistant capsule technology:
  - May allow for better absorption and decreased GI effects
- Target non-responders to other DED treatment options; estimated 8M patients
- Patient study of compounded drug shows strong potential (*see slide 26*)

Clinical Program through Phase I/II*

- IND filing in approximately 12 – 18 months, present accelerated strategy of existing data
- Complete Phase II program end of 2019/1H 2020
- Number of patients expected for enrollment: less than 200
- Estimated capital outlay: $2.7M - $4.4M

*Plans and studies are dependent upon FDA review, recommendations and determinations. Scenarios listed are what we believe are likely, however other scenarios – for better or worse – are possible and may require additional capital and time to complete.



SURF-301

DOXYCYCLINE + OMEGA-3 CAPSULE

BLEPHARITIS

SURF-301: Label expansion – Blepharitis

- Effects up 25 million patients in US[1], believed to be an underdiagnosed condition
- Current market size opportunity $500M+[1]
- No FDA approved pharmaceutical therapies available for blepharitis
- Development efficiency: Recycle SURF-300 IND, CMC & preclinical programs
- Potential for Phase III starting point, pending outcomes of SURF-300 Phase II studies

Clinical Program through Phase II*

- May only require one Phase II study, if any
- Complete Phase II program 1H 2020 (if required)
- SURF-200 requirements will be cross referenced (CMC, PK, IND, etc.)
- Number of patients expected for enrollment: 100
- Estimated capital outlay: $0.3M - $2.2M (if Phase II required)

*Plans and studies are dependent upon FDA review, recommendations and determinations. Scenarios listed are what we believe are likely, however other scenarios – for better or worse – are possible and may require additional capital and time to complete.



SURF-300

DOXYCYCLINE + OMEGA-3 CAPSULE EXPERIENCE

Two sites administering compounded Doxy + Omega - 3 capsules to moderate to severe DED patients

Patients used existing therapeutically modalities with little positive experience

The following observations had been made:

- 31 patients enrolled in investigator initiated study; majority of these patients also suffer from a variety of systemic diseases besides DED
- Only 2 patients reported no benefit from this treatment; vast majority (n=29) reported a significant improvement in their signs and symptoms

Additional Observations Included:

- Patients established a significant improvement based on validated questionnaire (SPEED and OSDI) outcomes after 30 to 60 days
- Adverse reports were limited in a few patients to light GI complaints

Blepharitis related observations:

- Investigators reported a marked improvement in meibomian gland function; strong implication for a label expansion onto blepharitis

KEY TEAM MEMBERS AND SUMMARY

KEY TEAM MEMBERS

CEO & President*: Kamran Hosseini, MD, PhD

20 years experience in ophthalmology drug and device development. Site Lead & CMO at Insite Vision (a Sun Pharma company), oversaw clinical, pre-clinical, CMC, manufacturing, regulatory affairs, and drug development programs. He led the approval of AzaSite™ in Canada and BromSite™ in US. Other experience includes: J&J and director of the ocular drug delivery program at Alza Corporation (a J&J company).

Chairman*: Richard Lindstrom, MD

highly revered physician and surgeon in the ophthalmology field. Held leadership positions for a number of ophthalmology related trade organizations including as a past president of ASCRS. Holds over 30 patents in ophthalmology.

Director*: Adrienne Graves, PhD

past CEO Santen Inc. and VP of Worldwide Clinical Affairs; 9 years with Alcon Laboratories. Been a director of 6 public companies and a number of trade and non- profit organizations, co-founded Ophthalmic Women Leaders and (co-)authored 30+ research papers.

Director*: Lou Drapeau

has held senior related positions with Insite Vision (CFO and interim CEO), Nektar Therapeutics (CFO) and BioMarin Pharmaceutical, Inc. (CFO and Acting CEO), and was an audit partner at Arthur Andersen LLP. Has served on boards of 8 public companies.

Director: Mark L. Baum, JD

a founder, member of the board of directors and CEO of Imprimis Pharmaceuticals, Inc. Director experience also includes Eton Pharmaceuticals and Ideal Power.

*Pending completion of financing.

REVIEW OF SURFACE DRUG CANDIDATES

	SURF-100: KLARITY + MYCOPHENOLIC ACID	SURF-200/201: KLARITY + BETAMETHASONE	SURF-300/301: DOXYCYCLINE + OMEGA-3
Patient Profiles	Mild to moderate chronic dry eye	Episodic flares of dry eye; pain and inflammation	Recalcitrant DED patients; blepharitis
Incumbents	Restasis/Xiidra	Mild steroids and Lotemax (off-label use)	Oral antibiotics and vitamins
Est. Market potential	$2 Billion	$1 Billion including cataract sugery market	$1 Billion including blepharitis market
Key Characteristics	Immunosuppressive drug; potential for both responders and non-responders to incumbent drugs; compounded version presented without stinging	Betamethasone use well characterized O.U.S.; no current steroid has a label with indication for dry eye; if approved would be only steroid with DED label	No current indication for dry eye or ocular surface disorder; target non-responders; compounded version demonstrating positive results
IP	Klarity patent and new patent-pending (exp. 2037)	Klarity patent and new patent-pending (exp. 2037)	Patent-pending (exp. 2036)
Est. Capital Outlay thru Phase II*	$3.4M - $5.5M	$2.7M - $3.9M (200) $0.3M - $2.3M (201)	$2.7M - $4.4M (300) $0.3M - $2.2M (301)

*Plans and studies are dependent upon FDA review, recommendations and determinations. Scenarios listed are what we believe are likely, however other scenarios – for better or worse – are possible and may require additional capital and time to complete.

ESTIMATED TIMELINES AND COSTS*



SURF-100
$50K
$900K – $1.3M
$2.5M – $4.1M
SURF-200
$50K
$900K – $1.3M
$1.7M – $2.5M
SURF-201
$0K
$250K
$250K
SURF-300
$50K
$850K – $1.2M
$1.8M – $3.1M
SURF-301
$0
$250K
$250K
JAN 2018
APR 2018
JUL 2018
OCT 2018
JAN 2019
APR 2019
JUL 2019
OCT 2019
JAN 2020
APR 2020
Human Data (Compounded)
IND Filing
Phase II Complete

*Plans and studies are dependent upon a number of factors including FDA review. Scenarios listed are what we believe are probable and assumes a Phase I study will only be required for SURF-100 and not the other programs, and SURF-201 and 301 will not require Phase II programs. Other scenarios are possible and may require additional capital and time to complete.

CURRENT THERAPY OPTIONS SUMMARY

	Restasis (Cyclosporine Ophthalmic Emulsion) 0.05%	xiidra (lifitegrast ophthalmic solution) 5%	Mild Steroids	Oral Antibiotics
2015 U.S. PRICE (WAC)	**~$430 PER MONTH**	**~$430 PER MONTH**	**~$200 PER MONTH (2 – 4 WEEKS)**	**~$50 PER COURSE (1 – 2 WEEKS)**
ADVANTAGES	• Clinical trials demonstrate more rapid onset, with benefit witnessed at two weeks, and a more favorable tolerability profile relative to Restasis	• Physicians have high familiarity and comfort • Given strong compliance, Restasis effectively improves symptoms in a large majority of patients	• Steroids can help provide nearly immediate relief to inflammation with a high rate of efficacy	• Antibiotics can reduce bacterial-associated inflammation with DED caused by MGD
DISADVANTAGES	• Although expected to increase significantly, utilization of Xiidra to date is highly limited given lack of physician experience	• Restasis may require 2 – 3 months before benefit is experienced ~17% of patients experience significant ocular burning	• Due to the poor side-effect profile of long-term steroid use, steroids cannot be used chronically	• Antibiotics may only be effective within the subset of patients for whom MGD is a primary driver of DED
UTILIZATION		Low *Recently Launched* High	Low High	Low High
PHYSICIAN PERSPECTIVE	*"I've tried Xiidra in a couple of patients but I'm waiting to see real world results before I incorporate it more into treatment."*	*"Restasis has its drawbacks but it is one of the few options to treat DED and overall, it works well when used correctly."*	*"Steroids suppress inflammation until Restasis kicks in but I only keep patients on it for a few weeks given the IOP risk."*	*"I don't typically treat patients with antibiotics initially unless I notice severe inflammation of the lid margin."*

Source: Restasis Label; Xiidra Label; RedBook; Physician Interviews

SUMMARY





- Surface Pharmaceuticals, Inc. is a subsidiary of Imprimis Pharmaceuticals, Inc. (NASDAQ: IMMY)
- Surface will be financed and managed separately
- Led by an experienced and proven management and board of directors team
- Focused on branded 505(b)(2) patent-pending drug candidates for targeted segments of ocular surface disease market; including the multi-billion dollar dry eye disease (DED) market and the $500M+ blepharitis market
- Near term and minimal capital outlay to reach significant event driven milestones including Phase II and other human data
- Topical drug candidates feature patented Klarity delivery vehicle, designed specifically to protect and rehabilitate the ocular surface
- Drug candidates will target non-responders to current approved treatment options


REFERENCES

1. NovaBay Inc.: Investor Presentation. (July 17, 2018). Retrieved September 22, 2017

2. Schott, Chris, J.P. Morgan, "'Eye' deally Positioned to Expand the Dry Eye Market . . ." August 14, 2017

3. Maris, D., Wells Fargo Securities, "Initiating at Outperform on New Player in Ophthalmology", August 14, 2017

4. Proprietary survey and internal calculations.

5. https://www.allergan.com/News/News/Thomson-Reuters/Allergan-ReportStrong-2016-Finish-with-7-Increas

6. https://www.allergan.com/assets/pdf/restasis_pi.pdf

7. GoodRx. (2017). Restasis, Lotemax and Xiidra Price. Retrieved September 22, 2017, from https://www.goodrx.com/restates, https://www.goodrx.com/lotemax, and https://www.goodrx.com/xiidra

8. Gordon, James, J.P. Morgan, "Raising 2020 Lifitegrast sales . . ." April 13, 2015Marketscope

9. Bowling, Ernie, "Topical Steroids and the Treatment of Dry Eye", March 17, 2011 http://www.reviewofcontactlenses.com/content/d/dry_eye/c/27245/ Retrieved September 27, 2017

10. IMS Health Data (2017)

11. WHO Model List of Essential Medicines (19th List)" (PDF). World Health Organization. April 2015. Archived (PDF) from the original on 13 December 2016. Retrieved 8 December 2016.

12. U.S. National Library of Medicine, "Drug Record Corticosteroids" https://livertox.nlm.nih.gov/Corticosteroids.htm. Retrieved September 29, 2017

13. Marketscope

14. Dahl, Andrew, Dry Eye Syndrome (Dry Eyes, Keratoconjunctivits Sicca) http://www.medicinenet.com/dry_eyes/article.htm retrieved September 22, 2017

15. Kangari H., AAO Journal, November 2013 (Volume 120, Issue 11 Pages 2191 -2196 http://www.aaojournal.org/article/S0161-6420%2813%2900337-0/abstract

16. https://www.ncbi.nlm.nih.gov/pubmed/19383269

17. Adrenal Cortical Steroids. In Drug Facts and Comparisons. 5th ed. St. Louis, Facts and Comparisons, Inc.:122-128, 1997

18. Pullen, Lara, Medscape Medical News, "Loteprednol and Prednisolone Equal for Cataract Surgery" May 01, 2012 http://www.medscape.com/viewarticle/763012

19. https://www.shire.com/-/media/shire/shireglobal/shirecom/pdffiles/newsroom/2017/full- year-2016-results.pdf

APPENDIX

MYCOPHENOLIC ACID MECHANISM OF ACTION

INHIBITS THE PROLIFERATION OF B - AND T-LYMPHOCYTES



G0 phase
M phase
G1 phase
G2 phase
S phase
DNA synthesis
Hypoxanthine-guanine phosphoribosyltransferase
(Purine synthesis)
Guanine
Salvage pathway
Guanosine monophosphate
Inosine monophosphate
5-phosphoribosyl-1-phosphate
Inosine monophosphate dehydrogenase
-
Mycophenolic acid

surface
PHARMACEUTICALS INC


Sterile 10ml Bottle
Klarity® Drops
Preservative-Free
Ophthalmic Solution
surface

THANK YOU